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                                                                   EXHIBIT 10.8


                                               CONFIDENTIAL TREATMENT REQUESTED

              TRAVAN-TM- VR(2)-TM- ASIC LICENSE AND SUPPLY AGREEMENT

         This Agreement is effective February 25, 1999 ("Effective Date"), between Imation Corp., incorporated under the laws of the state of Delaware and having a place of business at 1 Imation Place, Oakdale, Minnesota 55128-3414, USA ("Imation"), and Overland Data, Inc., having a place of business at 8975 Balboa Avenue, San Diego, CA 92123 ("Overland Data").

         Whereas, Imation has offered licenses to several manufacturers to allow them to manufacture and sell drives for use with Travan-TM- data cartridges, including Travan 8 GB, Travan NS-TM- 8, Travan 20 GB, and Travan NS 20, and which licenses Imation may extend to include a generation beyond Travan 20 GB and Travan NS 20, which is expected to have a capacity of at least *** (compressed);

         Whereas, Overland Data has developed and owns intellectual property relating to the VR(2)-TM- data encoding and decoding channel technology for linear magnetic tape formats, including various ASIC designs and embodiments of the VR(2) Technology;

         Whereas, Imation desires an ASIC having the VR(2) Technology for incorporation into Next Generation Travan Drives having a capacity of at least *** (compressed);

         Whereas, Overland Data desires to supply such ASIC to Imation and Imation's licensees;

         Whereas, Overland Data desires to license Imation's intellectual property to manufacture libraries for Next Generation Travan Cartridges having a capacity of at least ***; and

         Whereas, Imation is willing to grant such license under the terms herein;

         Now, therefore, the Parties agree as follows:

1.       DEFINITIONS

         1.1 "Compliance Test" means test activities designed to test for compliance with the format for the Next Generation Travan Cartridges to ensure


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                                               CONFIDENTIAL TREATMENT REQUESTED


                       OVERLAND DATA INC. CONFIDENTIAL

                  interchangeability of Next Generation Travan Cartridges written on Next Generation Travan Drives manufactured by different manufacturers.

         1.2 "Cartridge" means a belt-driven tape cartridge which is driven and controlled through a single drive roller and has a linear recording format with tracks extending longitudinally along the tape and written in a serpentine manner.

         1.3 "VR(2) Technology" means the data encoding and decoding channel technology for linear magnetic tape formats developed by Overland Data, and includes solid state circuits embodied in semiconductor chips, associated specifications, designs, drawings, data, test qualification, and other documented technical and application information related thereto.

         1.4 "Imation Licensed IP" means the intellectual property rights which are listed in Exhibit A, which may be added to from time to time by Imation.

         1.5 "Next Generation Travan Cartridge" means the next and future generations of Travan Cartridges, including (1) Travan NS Cartridge after the Travan NS 20 Cartridge, and (2) Travan Cartridge after the Travan 20 GB Cartridge, and (3) off-path Travan technology based Cartridges, all of which incorporate Imation Licensed IP and are presently expected to have a capacity of at least *** (compressed). These capacities and formats will be set by Imation with input from Overland Data and Imation's Next Generation Travan Drive licensees.

         1.6 "Travan VR(2) ASIC" means an Application Specific Integrated Circuit ("ASIC") embodying the VR(2) Technology, which is a modification of existing ASIC designs of Overland Data specifically adapted for incorporation into Next Generation Travan Drives, such ASIC specification for which is attached as Exhibit B. The parties may modify by mutual written agreement such applicable specifications (the "REVISED PRODUCT SPECIFICATIONS"). Upon execution of such mutual written agreement, the Revised Product Specifications will be incorporated by reference herein and attached as EXHIBIT B.

         1.7 "Next Generation Travan Drive" means a drive which reads and writes data onto a Next Generation Travan Cartridge.


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                                               CONFIDENTIAL TREATMENT REQUESTED


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         1.8      "Next Generation Travan Library" means an automated system using at least one Next Generation Travan Drive to access multiple Next Generation Travan Cartridges.

         1.9      "Party" means Imation or Overland Data.

         1.10 "Trademark Kit" means the trademark artwork and other trademark-related information provided by Imation, which may be updated from time to time by Imation.

         1.11 "Imation Trademarks" means Imation's Travan and Travan NS trademarks included in the Trademark Kit.

         1.12 "Overland Trademark" means the VR(2) mark adopted by Overland Data in connection with the VR(2) Technology.

2.        TRAVAN VR(2) ASIC DESIGN

         2.1 Overland Data and Imation have determined that it is necessary and advantageous to incorporate the VR(2) Technology into a Travan VR(2) ASIC specifically designed for Next Generation Travan Drives. Overland Data will design and provide the Travan VR(2) ASIC in accordance with the terms of this Section 2.

         2.2 Overland Data will design the Travan VR(2) ASIC in accordance with Exhibit B. The parties may modify by mutual written agreement such applicable specifications (the "REVISED PRODUCT SPECIFICATIONS"). Upon execution of such mutual written agreement, the Revised Product Specifications will be incorporated by reference herein and attached as EXHIBIT B. Imation will pay Overland Data the amounts set forth below for such design:

                                    ***

         2.3 Milestone payments by Imation set forth in Section 2.2 will be due within 5 days of receipt by Imation of an invoice from Overland Data. Imation will make such payments by wire transfer to the account specified by Overland Data in such invoice.


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         2.4      Overland Data will teleconference or meet with Imation every two weeks to update Imation on the progress of the design and commercialization of the Travan VR(2) ASIC prior to launch in commercial volumes.

         2.5 Overland Data will devote the level of resources reasonably required to meet the schedule outlined in Section 2.2.

         2.6      ***

3.       SUPPLY & LICENSE

         3.1 Provided that each party successfully performs its obligations under Section 2.2, Overland Data will sell the Travan VR(2) ASIC to Imation and Imation's approved licensees of Next Generation Travan Drives, a list of such approved licensees is attached as Exhibit D. Imation will update Exhibit D from time to time as approved licensees are added and/or removed by Imation. Overland Data will not knowingly sell the Travan VR(2) ASIC to any third party not listed in Exhibit D. Imation and each of Imation's licensees desiring such Travan VR(2) ASICs will enter a supply agreement with Overland Data specifying the prices and other terms and conditions of supply, provided that Imation and such Imation licensees agree not (i) to reverse engineer, reverse assemble, decompile or otherwise attempt to derive the underlying design, structure, organization, algorithms, and ideas embodied in the Travan VR(2) ASICs or
                  (ii) to create any derivative works therefrom. Such supply agreements between Overland Data and Imation's licensees will require that the licensees not resell the Travan VR(2) ASIC to third parties except as part of Next Generation Travan Drives. Commercially reasonable efforts will be made to ensure that the timing of such sales will be such that the chips may be incorporated into Next Generation Travan Drives in time to allow commercial launch of such drives no earlier than *** but no later than ***, in volumes sufficient to meet market demand. *** Pursuant to the execution of a supply agreement between Overland Data and Imation, Overland Data will supply to Imation up to *** Travan VR(2) ASICs per year during the term of their supply agreement *** for evaluation and testing purposes, provided that Imation shall not (x) reverse engineer, reverse assemble, decompile or otherwise attempt to derive the underlying

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                                               CONFIDENTIAL TREATMENT REQUESTED


                       OVERLAND DATA INC. CONFIDENTIAL

                  design, structure, organization, algorithms, and ideas embodied in the ASICs, or (y) to create any derivative works therefrom. The parties acknowledge and agree that pricing for the Travan VR(2) ASIC is subject to the execution of a binding foundry agreement (the "FOUNDRY AGREEMENT") between Overland Data and its semiconductor foundry licensed to produce the Travan VR(2) ASIC design. As such, no pricing for the Travan VR(2) ASIC will be available until such time as the Foundry Agreement is executed. The parties acknowledge and agree that Overland Data will endeavor to achieve the price targets for specific volumes set forth in Exhibit C. Imation agrees and acknowledges that such price targets do not constitute any binding obligation, representation or warranty of Overland Data to supply
                  Travan VR(2) ASICs to anyone at such prices and volumes.

         3.2 Imation grants to Overland Data a *** license, under Imation Licensed IP to make, have made, import, use, offer for sale, and sell Next Generation Travan Libraries, including Next Generation Travan Drives provided therein. Imation grants to Overland Data a *** license, under Imation Licensed IP to import, offer for sale, and sell Next Generation Travan Drives for single Cartridge use provided such drives are obtained from suppliers licensed by Imation to offer for sale and sell such drives. Otherwise, Overland Data is not licensed for Next Generation Travan Drives which are not incorporated into Next Generation Travan NS Libraries. ***

         3.3 If Overland Data manufactures Next Generation Travan Libraries, Overland Data will sell such Libraries to Imation upon request by Imation at prices and terms to be agreed to by the Parties, provided that such prices and terms for such Libraries are ***.

         3.4 If (i) Overland Data manufactures Next Generation Travan Libraries and (ii) Imation manufactures Next Generation Travan Cartridges, Imation will sell library packs of such cartridges to Overland Data upon request by Overland Data for: (a) pack-in of Imation-brand Next Generation Travan Cartridges with Next Generation Travan Libraries sold by Overland Data, and (b) resale by Overland Data of Imation-brand Next Generation Travan Cartridges. ***


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                                               CONFIDENTIAL TREATMENT REQUESTED


                       OVERLAND DATA INC. CONFIDENTIAL

4.       COMPLIANCE TEST

         4.1 Imation will provide to Overland Data a Compliance Test comprising a test suite for Overland Data to self-administer. Subject to Article 4.4, Overland Data will not sell Next Generation Travan Libraries containing drives which do not pass such Compliance Test.

         4.2 If the Compliance Test requires use of reference tapes, Imation will provide Overland Data with a tape set comprising reference tapes and sample tapes. The reference tapes will include reference sequences recorded according to the Next Generation Travan Cartridge format. The sample tapes will be provided with servo bursts and track ID's. The Compliance Tests will specify data sequences to be recorded on the sample tapes.

         4.3 If at any time Imation has reason to believe that Overland Data's drives in its Next Generation Travan Libraries no longer pass the Compliance Test, Imation shall so notify Overland Data. Overland Data shall then re-administer the Compliance Test to its drives and shall notify Imation promptly of the results of the Compliance Test. If Overland Data's drives fail the Compliance Test, Overland Data will (i) immediately cease selling such drives and (ii) shall not resume selling such drives until they are retested under the supervision of an independent Compliance Verifier and such Compliance Verifier determines that such drives again pass the Compliance Test; and (iii) pay the Compliance Verifier's fee. If Overland Data's drives pass the Compliance Test, Imation shall pay Overland Data for any costs and fees needed to administer the Compliance Test.

         4.4 If Imation does not provide the Compliance Test at least ninety (90) days before Overland Data is otherwise prepared to sell its Next Generation Travan Library, Overland Data may sell the library until ninety (90) days after the date Imation provides the Compliance Test to Overland Data. If Overland Data makes sales under this Section 4.4, Overland Data shall ensure that its drives in its libraries pass the Compliance Test within ninety (90) days of delivery of Compliance Test to Overland Data. If Overland Data's drives in its libraries do not pass the Compliance Test within that ninety (90) day period, Overland Data shall immediately cease


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                                               CONFIDENTIAL TREATMENT REQUESTED


                       OVERLAND DATA INC. CONFIDENTIAL

                  selling such libraries, and shall not resume selling such libraries until the drives are re-tested and pass the Compliance Test in accordance with the provisions of
                  Section 4.3.

         4.5 Overland Data shall only use the reference tapes for its own internal purposes and shall return such tapes upon termination of this Agreement.

         4.6 While Imation believes that the Compliance Test is reasonably comprehensive, Overland Data acknowledges that the Compliance Test does not cover all possible aspects of compliance and does not exercise all possible combinations or permutations of features of the Next Generation Travan Cartridge format. Imation makes no warranty that successful completion of the Compliance Test guarantees that sample drives are fully compliant with the Next Generation Travan Cartridge format or the Next Generation Travan Drive specification, and Imation disclaims any liability in that respect. However, Imation acknowledges and agrees that Overland Data is in compliance with the terms and conditions of Sections 4 and 5 of this Agreement when Overland Data's drives pass any Compliance Tests provided by Imation pursuant to Section 4.1.

         4.7 WHILE IMATION SHALL ENDEAVOR TO PROVIDE REFERENCE TAPES, SAMPLE TAPES, AND INSTRUCTIONS FOR WRITING THE SAMPLE TAPES THAT ARE COMPLIANT WITH NEXT GENERATION TRAVAN NS CARTRIDGE FORMAT AND DRIVE SPECIFICATIONS, IMATION SHALL NOT BE LIABLE FOR ANY LOSS, HOWEVER ARISING, RESULTING FROM ANY DEFECTS OF SUCH REFERENCE OR SAMPLE TAPES, INCLUDING TAPE MEDIA DEFECTS, THAT MAY BE PRESENT, AND IMATION'S SOLE OBLIGATION IN RESPECT OF SUCH DEFECTS SHALL BE TO CORRECT THEM IN A TIMELY MANNER, INCLUDING, WHERE APPROPRIATE, TAPE MEDIA REPLACEMENT.

5.       TRADEMARK USE AND QUALITY CONTROL

         5.1 Imation hereby grants to Overland Data a non-exclusive license under Imation's rights in the Imation Trademarks to use the Imation Trademarks


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                                               CONFIDENTIAL TREATMENT REQUESTED


                       OVERLAND DATA INC. CONFIDENTIAL

                  in connection with Next Generation Travan Libraries made or sold by Overland Data, provided, however, that such use shall be in accordance with the specifications and requirements set forth in the Compliance Test.

         5.2 Overland Data will at all times use all reasonable efforts to ensure that all products in relation to which it uses the Imation Trademarks conform to the guidelines provided in the Trademark Kit.

         5.3 Overland Data is authorized to use the Imation Trademarks only in connection with the promotion and sale of Next Generation Travan Libraries which contain Next Generation Travan Drives or Next Generation Travan Drives purchased through a third party for the purpose of resale as stand-alone units which satisfy the Compliance Test.

         5.4 Overland Data shall cooperate with Imation in making or facilitating any governmental registrations or submissions that are necessary to protect the Imation Trademarks and Imation's rights therein, including, but not limited to, registration of Overland Data as a registered user of the Imation Trademarks. Upon termination of Overland Data's right to use the Imation Trademarks under this Agreement, Overland Data shall cooperate with Imation in revocation of any such registered user registration.

         5.5 Overland Data shall comply with all applicable laws and governmental regulations pertaining to the proper use and designation of trademarks.

         5.6      Overland Data admits the validity of the Imation Trademarks.

         5.7 Imation does not warrant or represent that the use of the Imation Trademarks shall be free from infringement of third party trademarks. Imation does represent, however, that it is not aware of any such infringement.

         5.8 Overland Data further agrees not to use or register in any country any trademarks resembling, diluting, or confusingly similar to the Imation Trademarks. Whenever the attention of Overland Data is called by Imation to any such resemblance, dilution, confusion, or risk of confusion, Overland Data agrees to take appropriate steps immediately to remedy or avoid such situations.


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                                               CONFIDENTIAL TREATMENT REQUESTED


                       OVERLAND DATA INC. CONFIDENTIAL

         5.9 Overland Data shall give Imation notice of any known or presumed infringements of the Imation Trademarks, and Overland Data shall give Imation full cooperation in the protection of the Imation Trademarks. If Imation decides to enforce the Imation Trademarks against an infringer, all costs incurred and all recoveries made shall be for the account of Imation.

         5.10 Overland Data agrees to show the Imation Trademarks on each of its Next Generation Travan Libraries and related materials. The size of the display of Imation Trademarks will be no less than 75% of the size of the VR(2) Trademark on such libraries and related materials.

         5.11 Overland Data hereby grants to Imation a non-exclusive license under Overland Data's rights in the Overland Trademark to use the Overland Trademark in connection with the advertising, marketing, promoting and distribution of Next Generation Travan Drives, Next Generation Travan Cartridges, and Next Generation Travan Libraries made or sold by Imation. This trademark license to Imation shall include the right to sublicense to Imation's licensees of such drives, provided that each of Imation's licensees agree in writing to comply with the terms of this Section 5.

         5.12 Imation will at all times use all reasonable efforts to ensure that all products in relation to which it uses the Overland Trademark conform to the quality control guidelines provided in this section or provided from time to time by Overland Data.

         5.13 Imation is authorized to use the Overland Trademark only in connection with the promotion and sale of Next Generation Travan Drives, Next Generation Travan Cartridges, and Next Generation Travan Libraries which contain the Travan VR(2) ASIC.

         5.14 Imation shall cooperate with Overland Data in making or facilitating any governmental registrations or submissions that are necessary to protect the Overland Trademark and Overland Data's rights therein, including, but not limited to, registration of Imation as a registered user of the Overland Trademark. Upon termination of Imation's right to use the Overland


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                  Trademark under this Agreement, Imation shall cooperate
                  with Overland Data in revocation of any such registered user registration.

         5.15 Imation shall comply with all applicable laws and governmental regulations pertaining to the proper use and designation of trademarks.

         5.16     Imation admits the validity of the Overland Trademark.

         5.17 Overland Data does not warrant or represent that the use of the Overland Trademark shall be free from infringement of third party trademarks. Overland Data does represent, however, that it is not aware of any such infringement.

         5.18 Imation further agrees not to use or register in any country any trademarks resembling, diluting, or confusingly similar to the Overland Trademark. Whenever the attention of Imation is called by Overland Data to any such resemblance, dilution, confusion, or risk of confusion, Imation agrees to take appropriate steps immediately to remedy or avoid such situations.

         5.19 Imation shall give Overland Data notice of any known or presumed infringements of the Overland Trademark, and Imation shall give Overland Data full cooperation in the protection of the Overland Trademark. If Overland Data decides to enforce the Overland Trademark against an infringer, all costs incurred and all recoveries made shall be for the account of Overland Data.

         5.20 Imation agrees to show the Overland Trademark on all advertising, marketing, distribution and promotional materials (and, to the extent it is commercially reasonable, the drives and related packaging) related to its Next Generation Travan Drives and Next Generation Travan Libraries. The size of the display of the VR(2) trademark will be no less than 75% of the size of the Imation Trademarks on such materials, and to the extent commercially reasonable, the drives, and related packaging.

         5.21 Overland Data understands that Imation has offered licenses to several manufacturers to allow them to manufacture and sell drives for use with


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                  Travan 20 GB and Travan NS Cartridges, and that Imation may extend such licenses to include Next Generation Travan Drives. ***

         6.       ***

7.       CONFIDENTIALITY

         7.1 Each party agrees that any information identified as confidential ("Confidential Information"), including the VR(2) Technology, which is made available to the other party in accordance with this Agreement shall be kept confidential. Each party will use the other party's Confidential Information only for the purposes contemplated and permitted by this Agreement. Neither party will disclose the other party's Confidential Information to any third party except as may be required (i) by court order (provided that the party subject to such court order gives prompt written notice thereof to the party whose Confidential Information will be disclosed and cooperates in any motion or action to prevent or limit the required disclosure), and (ii) pursuant to any discovery obligation in litigation provided that a mutually agreeable protective order has been entered by the court. This obligation of confidentiality shall last for five (5) years from the date the confidential information is disclosed to the recipient, regardless of the termination date of this Agreement.

         7.2 Each Party further agrees to protect the other party's Confidential Information from unauthorized use or disclosure in the same manner as it protects its own similar Confidential Information (but in no event with less than reasonable care), and to limit access to the other party's Confidential Information to those of its employees and agents who need such access for purposes contemplated and permitted by this Agreement. However, the obligations in this Section 6 will not apply to any information which is:

                  7.2.1 presently publicly available, except as disclosed in violation of this Agreement; or

                  7.2.2 lawfully received by any party from a third party who is or who was not bound in a confidential relationship to the other party; or


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                  7.2.3    already properly and lawfully in possession of any
                           party prior to the date of this Agreement or the date of its disclosure, or information which such party demonstrates with appropriate documentation was known prior hereto; or

                  7.2.4 required by law or governmental regulation or necessary for the purpose of enforcement of this Agreement; or

                  7.2.5 independently developed by one party without use of any Confidential Information of the other party by employees who have had no access to such Confidential Information.

8.       DISCLOSURE

         8.1 Imation warrants that it has the power and authority to carry out the actions contemplated under this Agreement and that its entry into and performance under the terms of this Agreement will not cause it to be in breach of any obligations to a third party.

         8.2 Imation acknowledges that any VR(2) Technology, any know-how, and all documentary records and copies thereof, as well as the copyright in any documentation or media supplied by Overland Data pursuant to this Agreement, will belong to and remain the property of Overland Data. Upon termination of this Agreement, Imation will (i) return all documentary records and copies thereof relating to the VR(2) Technology to Overland Data, and (ii) immediately terminate any use of the VR(2) Technology, any know-how, and all documentary records and copies thereof.

         8.3 Overland Data warrants that it has the power and authority to carry out the actions contemplated under this Agreement and that its entry into and performance under the terms of this Agreement will not cause it to be in breach of any obligations to a third party.

         8.4 Overland Data acknowledges that the Compliance Test and related reference tapes, sample tapes, instructions for writing such sample tapes, specifications for Next Generation Travan Tape Recording Formats, and all documentary records and copies thereof, as well as the copyright in any documentation or media supplied by Imation pursuant to this


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                  Agreement, will belong to and remain the property of
                  Imation. Upon termination of this Agreement, Overland Data will (i) return all reference tapes, sample tapes, instructions, specifications for Next Generation Travan
                  Tape Recording Formats, and documentary records and copies thereof relating to the Compliance Test to Imation, and
                  (ii) immediately terminate any use of the reference tapes, sample tapes, instructions, specifications for Next Generation Travan Tape Recording Formats, and documentary records and copies thereof relating to such Compliance Test.

9.       DISCLAIMER

         9.1 With respect to any samples provided by Overland Data pursuant to this Agreement, Imation acknowledges and agrees that Overland Data does not undertake, but will nevertheless be entitled to defend, any suit brought for infringement of third party rights and that Overland Data does not undertake to reimburse or indemnify Imation, its agents, subagents, customers, or any other persons for the cost of defending suits or for damages incurred as a result of such suits. Any risks associated with infringement of third party rights with respect to such samples will be borne solely by Imation or its licensees. OVERLAND DATA SPECIFICALLY DISCLAIMS ALL WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING WITHOUT LIMITATION IMPLIED WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE, WHETHER OR NOT SUCH PURPOSE IS KNOWN TO OVERLAND DATA, WITH RESPECT TO SUCH SAMPLES EMBODYING THE VR(2) TECHNOLOGY AND ANY PARTICULAR APPLICATION OR USE OF THE VR(2) TECHNOLOGY EMBODIED IN SUCH SAMPLES IN ANY TRAVAN PRODUCT. IN NO EVENT SHALL OVERLAND DATA BE LIABLE FOR ANY LOSS OR PROFIT OR ANY OTHER COMMERCIAL DAMAGES WITH RESPECT TO SUCH SAMPLES, INCLUDING WITHOUT LIMITATION SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR OTHER DAMAGES.

         9.2 Overland Data acknowledges and agrees that Next Generation Travan Drives have not been commercialized yet and that Imation cannot guarantee that such drives will be commercialized.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                               CONFIDENTIAL TREATMENT REQUESTED


                       OVERLAND DATA INC. CONFIDENTIAL

10.      TERM AND TERMINATION

         10.1 This Agreement is effective as of the Effective Date and shall continue for the life of the last to expire of the patents licensed under this agreement.

         10.2 If either Party at any time during the term of this Agreement shall fail to perform any of its obligations hereunder, including any failure of Imation to make any payment as set forth in Section 2.3 or any failure of Overland Data to meet a milestone date recited in Section 2.2, such Party may so notify such other Party in writing of such default, stating in such written notice the obligations which such other Party shall have failed to perform. *** If such other Party fails to so cure the default, the Party may at its option terminate the applicable license(s) by giving such other Party written notice of such termination. If (i) ***, and (ii) Imation waives its right to terminate this Agreement for such default by Overland Data, and (iii) Overland Data receives written notice from Imation of such waiver and its intent to perform its remaining obligations under this Agreement, Overland Data will use commercially reasonable efforts to (a) select another semiconductor foundry to fabricate the Travan VR(2) ASIC; (b) enter into a foundry agreement granting such foundry intellectual property licenses and know-how to fabricate the Travan VR(2) ASIC on commercially reasonable terms so as to reduce any delays in achieving the milestones by the dates set forth in Section 2.2. This right of termination is in addition to and not in lieu of any other rights the Parties may have under this contract.

         10.3 Imation agrees and acknowledges that Overland Data will be in compliance with the provisions of Articles 4 and 5 of this Agreement if any reference tapes, sample tapes, or instructions provided by Imation are defective in any way, resulting in a successful completion of the Compliance Test when such drive would otherwise fail, until such time as Imation provides non-defective replacement tapes and/or instructions.

         10.4 No waiver by either Party of any default or breach of any covenant by the other Party shall be implied from any omission by such Party to take action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                               CONFIDENTIAL TREATMENT REQUESTED


                       OVERLAND DATA INC. CONFIDENTIAL

                  specified in the waiver, and then said waiver shall be operative only for the time and to the extent therein stated.

11.      NOTICES

         11.1 Any notice, report, or communication required or permitted to be given hereunder shall be in writing and shall be deemed to be properly given when sent by registered mail, postage prepaid, addressed to the party to whom such notice is to be given as follows:

                  Imation:          General Manager
                                    Data Storage Technologies Business
                                    Imation Corp., 1 Imation Place
                                    Oakdale, MN 55128-3414, U.S.A.

                  with a copy to:   Imation Legal Affairs
                                    1 Imation Place
                                    Oakdale, MN 55128-3414, U.S.A.
                                    Attention: General Counsel
                                    Facsimile: 651-704-5952

                  Overland Data:    Scott McClendon
                                    Overland Data, Inc.
                                    8975 Balboa Avenue
                                    San Diego, CA 92123

         11.2 Any Party may change the address or designee to which notice to it may be given by notice as provided herein.


12.      MISCELLANEOUS PROVISIONS

         12.1 This Agreement shall be construed according to the laws of Minnesota, without regard to conflicts of laws rules.

         12.2 Neither Party will do any act which will violate any law and/or regulation of the U.S. or any other applicable country related to the export and re-

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                               CONFIDENTIAL TREATMENT REQUESTED


                       OVERLAND DATA INC. CONFIDENTIAL

                  export of technical information provided hereunder or any product incorporating such technical information.

         12.3 Any dispute, controversy or claim arising out of or relating to this Agreement, or the performance, breach or termination thereof, or any other dispute between the parties, will be settled by a single arbitrator selected by the parties in accordance with the Rules of the American Arbitration Association, as in effect as of the date of this Agreement. The place of the arbitration will be San Diego, CA. The language to be used in the arbitration will be English. Judgment on the award rendered by the arbitrator may be entered in any court of appropriate jurisdiction. Notwithstanding the foregoing, the parties may seek preliminary equitable relief in any court of competent jurisdiction prior to the commencement of arbitration proceedings under this section.

         12.4 This Agreement and the licenses granted herein shall be non-assignable and non-transferable unless approved by both Parties in writing, except as part of the sale or other transfer of all or substantially all of the business of a Party to which this Agreement relates.

         12.5     Nothing contained in this Agreement shall be construed as:

         (a) a warranty or representation by either Party as to the validity or scope of any patent or trademark;

         (b) a warranty or representation that the exercise of rights and licenses granted under this Agreement shall be free from infringement of patents or trademarks; or

         (c) an agreement, understanding, or obligation of any kind by either Party to maintain or enforce its patents or trademarks to bring or prosecute actions or suits against any third parties for infringement, or conferring any rights to the licensed Party to bring or prosecute actions or suits against third parties for infringement.

        12.6 IT IS UNDERSTOOD AND AGREED THAT NEITHER PARTY SHALL BE LIABLE TO THE OTHER UNDER BREACH OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR ANY OTHER

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                               CONFIDENTIAL TREATMENT REQUESTED


                       OVERLAND DATA INC. CONFIDENTIAL

                  LEGAL THEORY FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL LOSS, EXPENSE, DAMAGES, DEMANDS, ACTIONS OR CAUSES OF ACTION OR ANY OTHER CLAIMS WHATSOEVER (INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFIT, INVESTMENT, GOODWILL, BUSINESS OR BUSINESS OPPORTUNITY) OR FOR ANY PUNITIVE DAMAGES ARISING OUT OF OR RESULTING FROM THIS AGREEMENT OR THE TERMINATION OF THIS AGREEMENT.

          12.7 Subject to Article 12.6, each Party shall indemnify and hold the other Party harmless from any and all loss or liability for any and all claims, causes of action, suits, proceedings, losses, damages, demands, fees, expenses, fines, penalties and costs (including, without limitation, reasonable attorneys' fees, costs and disbursements) arising from any injury or alleged injury to any third person or business for property damage or personal injury caused by any products made or processes performed by the indemnifying Party under this Agreement.

         12.8 Subject to Article 12.6, a Party (the "indemnitee") which intends to claim indemnification under this Article 12 shall promptly notify the other Party ("the indemnitor") in writing of any action, claims, or liability in respect of which the indemnitee or any of its employees or agents intend to claim such indemnification. The indemnitee shall permit, and shall cause its employees and agents to permit, the indemnitor to settle any such action, claims, or liability and agrees to the control of such defense or settlement by the indemnitor; provided, however, that such settlement does not adversely affect the indemnitee's rights hereunder or impose any obligations on the indemnitee in addition to those set forth herein. No action, claim, or liability shall be settled without the prior written consent of the indemnitor, and the indemnitor shall not be responsible for any attorneys' fees or other costs incurred other than as provided herein. The indemnitee, its employees and agents, shall cooperate fully with the indemnitor and its legal representatives in the investigation and defense of any action, claim, or liability covered by this indemnification. The indemnitee shall have the right, but not the obligation, to be represented by counsel of its own selection and at its own expense.

         12.9 Any provision of this Agreement which may be deemed invalid or unenforceable by a court of competent jurisdiction shall in no way

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                               CONFIDENTIAL TREATMENT REQUESTED


                       OVERLAND DATA INC. CONFIDENTIAL

                  invalidate or render unenforceable the remainder of this Agreement, which shall remain in full force and effect.

         12.10 The failure or delay of a Party at any time to enforce performance of this Agreement shall not be construed as a waiver of the right of such Party to enforce performance of this Agreement at any subsequent time.

         12.11 This Agreement contains the complete and entire agreement between the Parties, and supersedes any previous relevant communication, representation or agreement, verbal or written, including the Letter of Intent between the Parties dated March 31, 1998. No modification or renewal of this Agreement will be binding upon either Party unless it is made in writing by authorized representatives of both Parties.

         12.12 Each of the Parties hereto is an independent contractor and nothing herein shall be deemed to constitute the relationship of partners, joint venturers, nor of principal and agent between the Parties hereto.

         12.13 This Agreement shall bind the Parties, their successors, trustees, and permitted assignees.

         12.14 The article and section headings in this Agreement are inserted for convenience only and shall not constitute a part hereof.


IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed as of the Effective Date.

Overland Data, Inc.                 Imation Corp.

By:    /s/ Scott McClendon          By:    /s/ R. C. Lueck
       -------------------------           ----------------------------------
Name:  Scott McClendon              Name:  R. C. Lueck
       -------------------------           ----------------------------------
Title: President and CEO            Title: Director Finance and Operations
       -------------------------           ----------------------------------
Date:  March 1, 1999                Date:  February 25, 1999
       -------------------------           ----------------------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                               CONFIDENTIAL TREATMENT REQUESTED


                       OVERLAND DATA INC. CONFIDENTIAL
                                    EXHIBIT A

                               Imation Licensed IP

1) COPYRIGHTS, MASK WORKS. Any copyright or mask works owned by Imation (or licensable by Imation without incurring a royalty), use of which is necessary to both (1) manufacture and/or sell a Next Generation Travan Drive and (2) enable interchangeability of Next Generation Travan Cartridges among Next Generation Travan Drives employing the Travan formats.

2)  PATENTS.


US Patent
Number         Issue Date              Title
------------------------------------------------------------------------------------------
4,462,053      Jul. 24, 1984           Method for Controlling Disc Head

4,472,750      Sep. 18, 1984           Data Record with Pre-Recorded Transducer
                                       Positioning Signals, and System for Utilizing Same

4,498,129      Feb. 5, 1985            Method and Apparatus for Normalizing Servo-
                                       Positioning Signals

4,646,175      Feb. 24, 1987           Method and Apparatus for Positioning Transducers
                                       by Digital Conversion of Analog-Type Signals

5,558,291      Sep. 24, 1996           Drive for Handling Multiple-Size Information
                                       Storage Media Cartridges and Cartridges Therefor

In addition to the patents listed above, corresponding published applications in any country and any and all patents issuing on said applications, and any continuations, continuations-in-part, divisions, extensions, reissues or renewals thereof, shall be deemed to be included in this Exhibit A.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                               CONFIDENTIAL TREATMENT REQUESTED


                        OVERLAND DATA INC. CONFIDENTIAL


                                  EXHIBIT B

                                     ***

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                               CONFIDENTIAL TREATMENT REQUESTED


                       OVERLAND DATA INC. CONFIDENTIAL
                                    EXHIBIT C

1. Imation agrees and acknowledges that pricing for the Travan VR(2) ASIC is subject to the execution of a binding foundry agreement (the "FOUNDRY AGREEMENT") between Overland Data and its semiconductor foundry licensed to produce the Travan VR(2) ASIC design.

2. The parties agree and acknowledge that Overland Data will endeavor to achieve the price targets for specific volumes set forth below.

3. Imation agrees and acknowledges that such price targets below do not constitute any binding obligation, representation or warranty of Overland Data to supply Travan VR(2) ASICs to anyone at such prices and volumes.

      ***

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                               CONFIDENTIAL TREATMENT REQUESTED


                       OVERLAND DATA INC. CONFIDENTIAL
                                    EXHIBIT D

TRAVAN-TM- AND TRAVAN NS-TM- DRIVE MANUFACTURER LICENSEES AS OF 2/3/99:

                           AIWA
                           TECMAR

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.